    As filed with the Securities and Exchange Commission on October 28, 1998

                                                      Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------
                                    FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             ----------------------
                       VALUE CITY DEPARTMENT STORES, INC.
             (Exact name of Registrant as specified in its charter)
               Ohio                                          31-1322832
   (State or other jurisdiction                           (I.R.S. Employer
  of incorporation or organization)                      Identification No.)
                              3241 Westerville Road
                              Columbus, Ohio 43224
             (Address of Registrant's principal executive offices)

                             ----------------------
                       VALUE CITY DEPARTMENT STORES, INC.
                              AMENDED AND RESTATED
                             1991 STOCK OPTION PLAN
                            (Full Title of the Plan)

                             ----------------------

                               Robert M. Wysinski
       Vice President, Chief Financial Officer, Treasurer, and Secretary
                       Value City Department Stores, Inc.
                              3241 Westerville Road
                              Columbus, Ohio 43224
                                 (614) 471-4722
           (Name, address and telephone number of agent for service)

                             ----------------------

                          Copies of Correspondence to:
                             Neil Bulman, Jr., Esq.
                         Porter, Wright, Morris & Arthur
                              41 South High Street
                              Columbus, Ohio 43215
                                 (614) 227-2219

                             ----------------------

                         CALCULATION OF REGISTRATION FEE


------------------------------------------------------------------------------------------------------------------
                                                        Proposed Maximum      Proposed Maximum          Amount of
Title of Securities               Amount to be           Offering Price      Aggregate Offering       Registration
 to be Registered                  Registered              Per Share*              Price*                 Fee*
------------------------------------------------------------------------------------------------------------------
Common Stock,
 without par value                   500,000                  $9.34               $4,671,875              $1,298

------------------------------------------------------------------------------------------------------------------

*Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the average of the high and low prices of Value City Common Stock as reported on the New York Stock Exchange on October 23, 1998.

This Registration Statement shall be deemed to cover an indeterminate number of additional shares of Value City Common Stock, without par value, as may be issuable pursuant to future stock dividends, stock splits or similar transactions.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The document(s) containing the information concerning the Value City Department Stores, Inc. 1991 Stock Option Plan, specified in Part I will be sent or given to employees as specified by Rule 428(b)(1). Such documents are not filed as part of this Registration Statement in accordance with the Note to Part I of the Form S-8 Registration Statement.


                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

         The contents of a Form S-8 Registration Statement, dated November 26, 1991, File No. 33-44207, are incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on October 28, 1998.

                                      VALUE CITY DEPARTMENT STORES, INC.


                                      By:   /s/Robert M. Wysinski
                                           ----------------------------------------------------------
                                           Robert M. Wysinski, Senior Vice President, Chief Financial
                                                Officer, Treasurer, and Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


              SIGNATURE                                   TITLE                                         DATE
              ---------                                   -----                                         ----


     *Jay L. Schottenstein                        Chairman of the Board of Directors              October 28, 1998
----------------------------------
     Jay L. Schottenstein


      *Saul Schottenstein                         Vice Chairman of the Board of                   October 28, 1998
----------------------------------                Directors
     Saul Schottenstein


     *Martin P. Doolan                            President, Chief Executive Officer, and         October 28, 1998
----------------------------------                Director (Principal Executive Officer)
     Martin P. Doolan


     /s/ Robert M. Wysinski                       Senior Vice President, Chief Financial          October 28, 1998
----------------------------------                Officer, Treasurer and Secretary
     Robert M. Wysinski                           (Principal Financial Officer)


     *Richard L. Walters                          Vice President, Controller and                  October 28, 1998
----------------------------------                Chief Accounting Officer
     Richard L. Walters                           (Principal Accounting Officer)


     *Ari Deshe                                   Director                                        October 28, 1998
----------------------------------
     Ari Deshe


     *Jon P. Diamond                              Director                                        October 28, 1998
----------------------------------
     Jon P. Diamond



     *Richard Gurian                              Director                                        October 28, 1998
----------------------------------
     Richard Gurian

     *Dr. Norman Lamm                             Director                                        October 28, 1998
----------------------------------
     Dr. Norman Lamm


      *Geraldine Schottenstein                    Director                                        October 28, 1998
----------------------------------
     Geraldine Schottenstein


     *Robert L. Shook                             Director                                        October 28, 1998
----------------------------------
      Robert L. Shook


*By:   /s/Robert M. Wysinski
       ----------------------------------------
          Robert M. Wysinski, attorney-in-fact
          for each of the persons indicated

                                  EXHIBIT INDEX


Exhibit                              Exhibit
Number                             Description
------                             -----------

4(a)                Value City Department Stores, Inc. 1991 Stock Option Plan (Exhibit 4(a)
                    to Form S-8 (Registration No. 33-44207), dated November 26, 1991, and incorporated herein by reference).

4(b)                Amended and Restated Value City Department Stores, Inc. 1991 Stock
                    Option Plan (Exhibit 4(b) to Form S-8 (Registration No. 33-55348), dated
                    December 4, 1992, and incorporated herein by reference).

4(c)                Second Amended and Restated Value City Department Stores, Inc. 1991
                    Stock Option Plan (Exhibit 4(c) to Form S-8 (Registration No. 33-
                    80588), dated June 22, 1994, and incorporated herein by reference).

4(d)                Third Amended and Restated Value City Department Stores, Inc. 1991 Stock
                    Option Plan (Exhibit 4(d) to Form S-8 (Registration No. 33- 92966),
                    dated June 1, 1995, and incorporated herein by reference).

4(e)                Fourth Amended and Restated Value City Department Stores, Inc. 1991
                    Stock Option Plan (Exhibit 4(e) to Form S-8 (Registration No. 333-
                    15957), dated November 12, 1996, and incorporated herein by reference).

4(f)       *        Fifth Amended and Restated Value City Department Stores, Inc. 1991
                    Stock Option Plan.

4(g)                The Certificate of First Amended and Restated Articles of Incorporation
                    of Value City Department Stores, Inc. (Exhibit 4(b) to Form S-8
                    (Registration No. 33-44207), dated November 26, 1991, and
                    incorporated herein by reference).

5          *        Opinion of Porter, Wright, Morris & Arthur regarding legality.

23(a)               Consent of Porter, Wright, Morris & Arthur (included in Exhibit 5 filed herewith).

23(b)      *        Consent of Deloitte & Touche LLP.

23(c)      *        Consent of PricewaterhouseCoopers LLP.

24         *        Powers of Attorney.


----------------------
* Filed with this Registration Statement